Exhibit I

May 2, 2025

GraniteShares ETF Trust

205 Hudson Street, 7th Floor

New York, NY 10013

Ladies and Gentlemen:

This letter is in response to your request for our opinion in connection with the filing of Post-Effective Amendment No. 91 to the Registration Statement, File Nos. 333-214796 and 811-23214 (the “Registration Statement”), of GraniteShares ETF Trust (the “Trust”).

We have examined a copy of the Trust’s Agreement and Declaration of Trust, the Trust’s By-laws, the Trust’s record of the various actions by the Trustees thereof, and all such agreements, certificates of public officials, certificates of officers and representatives of the Trust and others, and such other documents, papers, statutes and authorities as we deem necessary to form the basis of the opinion hereinafter expressed. We have assumed the genuineness of the signatures and the conformity to original documents of the copies of such documents supplied to us as copies thereof.

Based upon the foregoing, we are of the opinion that, after Post-Effective Amendment No. 91 is effective for purposes of applicable federal and state securities laws, the shares of each fund listed on the attached Exhibit A (the “Funds”), if issued in accordance with the then current Prospectus and Statement of Additional Information of the applicable Fund, will be legally issued, fully paid and non-assessable.

The opinions expressed herein are limited to matters of Delaware statutory trust law and United States Federal law as such laws exist today; we express no opinion as to the effect of any applicable law of any other jurisdiction. We assume no obligation to update or supplement our opinion to reflect any facts or circumstances that may hereafter come to our attention, or changes in law that may hereafter occur.

We hereby give you our permission to file this opinion with the Securities and Exchange Commission as an exhibit to Post-Effective Amendment No. 91 to the Registration Statement. This opinion may not be filed with any subsequent amendment, or incorporated by reference into a subsequent amendment, without our prior written consent. This opinion is prepared for the Trust and its shareholders and may not be relied upon by any other person or organization without our prior written approval.

Very truly yours,

/s/ Thompson Hine LLP

THOMPSON HINE LLP

PS/AJD

EXHIBIT A

GraniteShares 1.25x Long TSLA Daily ETF
GraniteShares 2x Long NVDA Daily ETF
GraniteShares 2x Long COIN Daily ETF
GraniteShares 2x Long BABA Daily ETF
GraniteShares 2x Long META Daily ETF
GraniteShares 2x Long GOOGL Daily ETF
GraniteShares 2x Long AMZN Daily ETF
GraniteShares 2x Long AAPL Daily ETF
GraniteShares 2x Long MSFT Daily ETF
GraniteShares 2x Long AMD Daily ETF
GraniteShares 2x Long PLTR Daily ETF
GraniteShares 2x Long UBER Daily ETF
GraniteShares 2x Long DIS Daily ETF
GraniteShares 2x Long F Daily ETF
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
GraniteShares HIPS US High Income ETF
GraniteShares Nasdaq Select Disruptors ETF
GraniteShares 2x Long AAL Daily ETF
GraniteShares 1x Short AAL Daily ETF
GraniteShares 2x Short AAL Daily ETF
GraniteShares 1x Short AAPL Daily ETF
GraniteShares 1.5x Short AAPL Daily ETF
GraniteShares 2x Short AAPL Daily ETF
GraniteShares 1x Short AMD Daily ETF
GraniteShares 2x Short AMD Daily ETF
GraniteShares 2x Short COIN Daily ETF
GraniteShares 2x Long JPM Daily ETF
GraniteShares 1x Short JPM Daily ETF
GraniteShares 2x Short JPM Daily ETF
GraniteShares 2x Long LCID Daily ETF
GraniteShares 1x Short LCID Daily ETF
GraniteShares 2x Short LCID Daily ETF
GraniteShares 1x Short META Daily ETF
GraniteShares 2x Short META Daily ETF
GraniteShares 1x Short NVDA Daily ETF
GraniteShares 2x Short NVDA Daily ETF
GraniteShares 2x Long RIVN Daily ETF
GraniteShares 1x Short RIVN Daily ETF
GraniteShares 1.5x Short RIVN Daily ETF
GraniteShares 2x Short RIVN Daily ETF
GraniteShares 2x Long TSLA Daily ETF
GraniteShares 1x Short TSLA Daily ETF
GraniteShares 1.5x Long TSLA Daily ETF
GraniteShares 2x Short TSLA Daily ETF
GraniteShares 1.75x Short TSLA Daily ETF
GraniteShares 2x Long XOM Daily ETF
GraniteShares 1x Short XOM Daily ETF
GraniteShares 2x Short XOM Daily ETF

GraniteShares 2x Long ADBE Daily ETF
GraniteShares 2x Short ADBE Daily ETF
GraniteShares 2x Long AMC Daily ETF
GraniteShares 2x Long ARM Daily ETF
GraniteShares 2x Long AVGO Daily ETF
GraniteShares 2x Short AVGO Daily ETF
GraniteShares 2x Long CCL Daily ETF
GraniteShares 2x Short CCL Daily ETF
GraniteShares 2x Long CRWD Daily ETF
GraniteShares 2x Short CRWD Daily ETF
GraniteShares 2x Long DELL Daily ETF
GraniteShares 2x Short DELL Daily ETF
GraniteShares 2x Long GME Daily ETF
GraniteShares 2x Long INTC Daily ETF
GraniteShares 2x Short INTC Daily ETF
GraniteShares 2x Long LLY Daily ETF
GraniteShares 2x Short LLY Daily ETF
GraniteShares 2x Long MSTR Daily ETF
GraniteShares 2x Long MU Daily ETF
GraniteShares 2x Short MU Daily ETF
GraniteShares 2x Long NFLX Daily ETF
GraniteShares 2x Short NFLX Daily ETF
GraniteShares 2x Long NVO Daily ETF
GraniteShares 2x Short NVO Daily ETF
GraniteShares 2x Long PANW Daily ETF
GraniteShares 2x Short PANW Daily ETF
GraniteShares 2x Long QCOM Daily ETF
GraniteShares 2x Short QCOM Daily ETF
GraniteShares 2x Long SMCI Daily ETF
GraniteShares 2x Short SMCI Daily ETF
GraniteShares 2x Long TSM Daily ETF
GraniteShares 2x Short TSM Daily ETF
GraniteShares YieldBOOST QQQ ETF
GraniteShares YieldBOOST SPY ETF
GraniteShares YieldBOOST Small Cap ETF
GraniteShares YieldBOOST Biotech ETF
GraniteShares YieldBOOST Financials ETF
GraniteShares YieldBOOST Gold Miners ETF
GraniteShares YieldBOOST Semiconductor ETF
GraniteShares YieldBOOST Technology ETF
GraniteShares YieldBOOST China ETF
GraniteShares YieldBOOST 20Y+ Treasuries ETF
GraniteShares YieldBOOST Bitcoin ETF
GraniteShares YieldBOOST AAPL ETF
GraniteShares YieldBOOST AMD ETF
GraniteShares YieldBOOST AMZN ETF
GraniteShares YieldBOOST BABA ETF
GraniteShares YieldBOOST COIN ETF
GraniteShares YieldBOOST META ETF
GraniteShares YieldBOOST MSFT ETF
GraniteShares YieldBOOST NVDA ETF
GraniteShares YieldBOOST TSLA ETF
GraniteShares 2x Long IONQ Daily ETF
GraniteShares 2x Long XYZ Daily ETF
GraniteShares 2x Long MARA Daily ETF
GraniteShares 2x Short MSTR Daily ETF
GraniteShares 2x Long MRVL Daily ETF
GraniteShares 2x Long PDD Daily ETF
GraniteShares 2x Long RDDT Daily ETF
GraniteShares 2x Long RIOT Daily ETF
GraniteShares 2x Long HOOD Daily ETF
GraniteShares 2x Long NOW Daily ETF
GraniteShares 2x Long SNOW Daily ETF
GraniteShares 2x Long VRT Daily ETF